Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 28, 2021
FREMONT, Calif., April 21, 2021 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 28, 2021 (the “March 2021 quarter”).
Highlights for the March 2021 quarter were as follows:
•Revenue of $3.85 billion.
•U.S. GAAP gross margin of 46.3%, U.S. GAAP operating income as a percentage of revenue of 31.1%, and U.S. GAAP diluted EPS of $7.41.
•Non-GAAP gross margin of 46.3%, non-GAAP operating income as a percentage of revenue of 31.6%, and non-GAAP diluted EPS of $7.49.
Key Financial Data for the Quarters Ended
March 28, 2021 and December 27, 2020
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2021	December 2020	Change Q/Q
Revenue	$3,847,654	$3,456,237	+ 11%
Gross margin as percentage of revenue	46.3%	46.4%	- 10 bps
Operating income as percentage of revenue	31.1%	29.2%	+ 190 bps
Diluted EPS	$7.41	$5.96	+ 24%

Non-GAAP
	March 2021	December 2020	Change Q/Q
Revenue	$3,847,654	$3,456,237	+ 11%
Gross margin as percentage of revenue	46.3%	46.6%	- 30 bps
Operating income as percentage of revenue	31.6%	30.3%	+ 130 bps
Diluted EPS	$7.49	$6.03	+ 24%

U.S. GAAP Financial Results
For the March 2021 quarter, revenue was $3,848 million, gross margin was $1,780 million, or 46.3% of revenue, operating expenses were $585 million, operating income was 31.1% of revenue, and net income was $1,071 million, or $7.41 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,456 million, gross margin of $1,604 million, or 46.4% of revenue, operating expenses of $594 million, operating income of 29.2% of revenue, and net income of $869 million, or $5.96 per diluted share, for the quarter ended December 27, 2020 (the “December 2020 quarter”).
Non-GAAP Financial Results
For the March 2021 quarter, non-GAAP gross margin was $1,783 million, or 46.3% of revenue, non-GAAP operating expenses were $567 million, non-GAAP operating income was 31.6% of revenue, and non-GAAP net income was $1,084 million, or $7.49 per diluted share. This compares to non-GAAP gross margin of $1,611 million, or 46.6% of revenue, non-GAAP operating expenses of $563 million, non-GAAP operating income of 30.3% of revenue, and non-GAAP net income of $880 million, or $6.03 per diluted share, for the December 2020 quarter.
“Lam’s growth trajectory continues with record revenue and earnings per share delivered in the March quarter” said Tim Archer, Lam Research’s President and Chief Executive Officer. “Semiconductors are reaching new heights of strategic relevance, and Lam’s differentiated ability to meet our customers’ scaling challenges positions us well amid a strong wafer fabrication spending environment.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $6.0 billion at the end of the March 2021 quarter compared to $6.3 billion at the end of the December 2020 quarter. This decrease was primarily the result of $1.1 billion of share repurchases, including net share settlement of employee stock-based compensation; $186.6 million of dividends paid to stockholders; and $89.6 million of capital expenditures, partially offset by $1.2 billion of cash generated from operating activities.
Revenue
The geographic distribution of revenue during the March 2021 quarter is shown in the following table:

Region	Revenue
China	32%
Korea	31%
Taiwan	14%
Japan	7%
Southeast Asia	7%
United States	5%
Europe	4%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended			Nine Months Ended
	March 28, 2021	December 27, 2020	March 29, 2020	March 28, 2021	March 29, 2020
	(In thousands)
System revenue	$2,545,306	$2,307,421	$1,647,560	$7,000,968	$4,759,881
Customer support-related revenue and other	1,302,348	1,148,816	856,065	3,480,003	2,492,991
	$3,847,654	$3,456,237	$2,503,625	$10,480,971	$7,252,872
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook

For the quarter ended June 27, 2021, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$4.0 Billion	+/-	$250 Million	—		$4.0 Billion	+/-	$250 Million
Gross margin as a percentage of revenue	46.5%	+/-	1%	$1	Million	46.5%	+/-	1%
Operating income as a percentage of revenue	31.7%	+/-	1%	$13	Million	32.0%	+/-	1%
Net income per diluted share	$7.42	+/-	$0.50	$12	Million	$7.50	+/-	$0.50
Diluted share count	144 Million			—		144 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, gains or losses on equity investments, other investments, or other significant arrangements that may be completed or realized after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $13 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $13 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $12 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2021 and December 2020 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the income tax benefit of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margins, operating income and net income; our growth trajectory; the strategic relevance of semiconductors; our ability to meet our customers’ scaling challenges and the extent to which that ability is differentiated; and the wafer fabrication spending environment and our positioning within that environment. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 28, 2020 and our quarterly reports on Form 10-Q for the fiscal quarters ended September 27, 2020 and December 27, 2020. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 28, 2021	December 27, 2020	March 29, 2020	March 28, 2021	March 29, 2020
Revenue	$3,847,654	$3,456,237	$2,503,625	$10,480,971	$7,252,872
Cost of goods sold	2,067,523	1,852,442	1,336,618	5,590,866	3,924,511
Gross margin	1,780,131	1,603,795	1,167,007	4,890,105	3,328,361
Gross margin as a percent of revenue	46.3%	46.4%	46.6%	46.7%	45.9%
Research and development	381,120	375,172	307,914	1,111,659	913,602
Selling, general and administrative	203,703	218,899	164,979	612,350	496,679
Total operating expenses	584,823	594,071	472,893	1,724,009	1,410,281
Operating income	1,195,308	1,009,724	694,114	3,166,096	1,918,080
Operating income as a percent of revenue	31.1%	29.2%	27.7%	30.2%	26.4%
Other expense, net	(35,320)	(29,941)	(64,619)	(104,053)	(91,271)
Income before income taxes	1,159,988	979,783	629,495	3,062,043	1,826,809
Income tax expense	(88,867)	(110,554)	(54,714)	(298,242)	(271,729)
Net income	$1,071,121	$869,229	$574,781	$2,763,801	$1,555,080
Net income per share:
Basic	$7.51	$6.04	$3.96	$19.20	$10.75
Diluted	$7.41	$5.96	$3.88	$18.94	$10.39
Number of shares used in per share calculations:
Basic	142,676	143,830	145,301	143,925	144,654
Diluted	144,609	145,910	148,165	145,923	149,648
Cash dividend declared per common share	$1.30	$1.30	$1.15	$3.90	$3.45

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 28, 2021	December 27, 2020	June 28, 2020
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,673,366	$3,687,165	$4,915,172
Investments	2,116,101	2,355,067	1,795,080
Accounts receivable, net	2,809,068	2,900,362	2,097,099
Inventories	2,552,032	2,348,955	1,900,024
Prepaid expenses and other current assets	171,703	176,403	146,160
Total current assets	11,322,270	11,467,952	10,853,535
Property and equipment, net	1,279,836	1,208,285	1,071,499
Restricted cash and investments	253,460	252,807	253,911
Goodwill and intangible assets	1,633,254	1,641,168	1,652,968
Other assets	796,093	800,162	727,134
Total assets	$15,284,913	$15,370,374	$14,559,047
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$825,434	$832,847	$839,877
Other current liabilities	2,786,899	2,758,206	2,322,565
Total current liabilities	3,612,333	3,591,053	3,162,442
Long-term debt and finance lease obligations	4,991,613	4,992,496	4,970,848
Income taxes payable	924,629	902,047	909,709
Other long-term liabilities	381,505	376,230	332,559
Total liabilities	9,910,080	9,861,826	9,375,558
Temporary equity, convertible notes	3,217	5,515	10,995
Stockholders’ equity (2)	5,371,616	5,503,033	5,172,494
Total liabilities and stockholders’ equity	$15,284,913	$15,370,374	$14,559,047

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 142,607 as of March 28, 2021, 143,205 as of December 27, 2020, and 145,331 as of June 28, 2020.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 28, 2021	December 27, 2020	March 29, 2020	March 28, 2021	March 29, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,071,121	$869,229	$574,781	$2,763,801	$1,555,080
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	79,453	76,389	67,248	228,754	197,442
Deferred income taxes	(1,136)	(2,462)	—	(5,448)	74,516
Equity-based compensation expense	55,746	52,109	47,414	163,843	136,044
Amortization of note discounts and issuance costs	1,412	1,417	1,361	4,251	4,611
Other, net	(2,047)	5,273	7,811	6,143	11,510
Changes in operating assets and liabilities	(39,469)	(657,318)	(157,187)	(1,009,116)	(665,800)
Net cash provided by operating activities	1,165,080	344,637	541,428	2,152,228	1,313,403
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(89,596)	(92,072)	(51,375)	(244,474)	(152,685)
Net sale (purchase) of available-for-sale securities	233,529	168,102	211,159	(335,443)	339,350
Other, net	(27,997)	(6,090)	9,988	(35,873)	(540)
Net cash provided by (used for) investing activities	115,936	69,940	169,772	(615,790)	186,125
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(16,245)	(4,596)	(617,637)	(40,014)	(664,589)
Proceeds from borrowings on revolving credit facility	—	—	1,250,000	—	1,250,000
Treasury stock purchases	(1,094,571)	(723,297)	(245,433)	(2,266,449)	(1,328,632)
Dividends paid	(186,551)	(187,927)	(163,510)	(541,607)	(489,099)
Reissuance of treasury stock related to employee stock purchase plan	—	41,434	—	41,434	38,447
Proceeds from issuance of common stock	9,626	8,108	1,714	23,272	6,215
Other, net	(665)	961	328	(1,844)	328
Net cash (used for) provided by financing activities	(1,288,406)	(865,317)	225,462	(2,785,208)	(1,187,330)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(5,756)	8,187	(10,715)	6,513	(9,853)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(13,146)	(442,553)	925,947	(1,242,257)	302,345
Cash, cash equivalents, and restricted cash at beginning of period	3,939,972	4,382,525	3,289,794	5,169,083	3,913,396
Cash, cash equivalents, and restricted cash at end of period	$3,926,826	$3,939,972	$4,215,741	$3,926,826	$4,215,741

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 28, 2021	December 27, 2020
Revenue	$3,847,654	$3,456,237
Gross margin	$1,783,209	$1,611,154
Gross margin as percentage of revenue	46.3%	46.6%
Operating expenses	$566,507	$563,446
Operating income	$1,216,702	$1,047,708
Operating income as a percentage of revenue	31.6%	30.3%
Net income	$1,083,532	$880,211
Net income per diluted share	$7.49	$6.03
Shares used in per share calculation - diluted	144,609	145,910
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 28, 2021	December 27, 2020
U.S. GAAP net income	$1,071,121	$869,229
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,092	1,270
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	1,986	6,089
EDC related liability valuation increase - research and development	3,575	10,961
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
EDC related liability valuation increase - selling, general and administrative	2,384	7,307
Amortization of note discounts - other expense, net	998	1,001
Gain on EDC related asset - other expense, net	(7,520)	(24,207)
Net income tax benefit on non-GAAP items	(2,461)	(3,796)
Non-GAAP net income	$1,083,532	$880,211
Non-GAAP net income per diluted share	$7.49	$6.03
U.S. GAAP net income per diluted share	$7.41	$5.96
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	144,609	145,910

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 28, 2021	December 27, 2020
U.S. GAAP gross margin	$1,780,131	$1,603,795
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,092	1,270
EDC related liability valuation increase	1,986	6,089
Non-GAAP gross margin	$1,783,209	$1,611,154
U.S. GAAP gross margin as a percentage of revenue	46.3%	46.4%
Non-GAAP gross margin as a percentage of revenue	46.3%	46.6%
U.S. GAAP operating expenses	$584,823	$594,071
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
EDC related liability valuation increase	(5,959)	(18,268)
Non-GAAP operating expenses	$566,507	$563,446
U.S. GAAP operating income	$1,195,308	$1,009,724
Non-GAAP operating income	$1,216,702	$1,047,708
U.S. GAAP operating income as percent of revenue	31.1%	29.2%
Non-GAAP operating income as a percent of revenue	31.6%	30.3%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com